Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Vest 2 Year Interest Rate Hedge ETF (HYKE)
Vest 10 Year Interest Rate Hedge ETF (RYSE)

March 19, 2026

Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated January 31, 2026
NOTICE OF CLOSURE AND LIQUIDATION
The Board of Trustees of ETF Series Solutions Trust, has approved a proposal by Vest Financial LLC, the investment adviser to the Vest 2 Year Interest Rate Hedge ETF and the Vest 10 Year Interest Rate Hedge ETF (each, a “Fund,” and together, the “Funds”), to close and liquidate the Funds on or about March 30, 2026 (the “Liquidation Date”). Shares of the Vest 2 Year Interest Rate Hedge ETF and the Vest 10 Year Interest Rate Hedge ETF are listed on the Cboe BZX Exchange, Inc.
Effective on or about March 24, 2026, the Funds are expected to begin liquidating their portfolio assets. This may cause a Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.
The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for a Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, each Fund is expected to liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Funds will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information, please call 1-800-617-0004.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.